Exhibit 10.3

               Memorandum of Understanding (Wise Metals Co., Inc.)

                               This memorandum of understanding supersedes any
                       and all other correspondence and discussions related to the proposed transaction between Avalon Aluminum and Wise Metals Co., Inc. The parties, Avalon Aluminum and Wise Metals Co., Inc., or its nominated subsidiary, agree that in order for Avalon Aluminum to purchase the assets and business of the Reynolds Metals "Alloys" complex under the agreement dated October 28, 1998 between Avalon-Borden Companies and Reynolds Metals Company, the parties, Avalon Aluminum, Avalon-Borden Companies and Wise Metals Co., Inc. agree;

                                 1. that Wise Metals Co., Inc. shall assume
                                    responsibility and control of the
                                    negotiations between Avalon Aluminum and the Reynolds Metals Company, and
                                 2. Wise shall arrange to provide Avalon
                                    Aluminum with the funds necessary to
                                    consummate the transaction between Avalon
                                    Aluminum and the Reynolds Metals Company.

                               In consideration for the foregoing, it is agreed
                       between Avalon Aluminum, Avalon-Borden Companies and the
                       Wise Metals Co., Inc. that Wise Metals Co., Inc. shall
                       receive 98% of the issued and outstanding common stock in
                       Avalon Aluminum and that subject to the option granted
                       Avalon-Borden Companies and subject to the consummation
                       of the purchase by Avalon Aluminum from Reynolds Metals
                       Company, of the "Alloys" complex, Avalon-Borden Companies
                       shall receive 2% of the issued and outstanding common
                       stock in Avalon Aluminum and reimbursement for its
                       documented, direct expenses incurred through the date of
                       closing, or a fee of $1,000,000, and said expenses. The
                       reimbursement of expenses shall be paid on the day of
                       closing and $1,000,000 in fees shall be paid to equal
                       installments on the 1st and 2nd anniversary dates of the
                       closing. This election shall be decided by Avalon-Borden
                       Companies no later than the date of closing. In the event
                       that Wise Metals Co., Inc., elects to sell or enter into
                       any transaction which requires Avalon-Borden to tender
                       its shares in Avalon Aluminum, Avalon-Borden shall
                       receive the fair market value for the shares tendered,
                       payment for which may be in the form of shares of stock
                       in a new company.
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                      This memorandum Constitutes the entire agreement between
                      the parties, Avalon Aluminum, Avalon-Borden Companies and Wise Metals Co., Inc.

                      Signed and agreed this date - December 2, 1998 between,


                      /s/ John Cameron
                      -------------------------------
                      John Cameron
                      President
                      Wise Metals Co., Inc.


                      /s/ Das Borden
                      -------------------------------
                      Das Borden
                      C.E.O.
                      Avalon-Borden Companies
                      Aluminum


                      /s/ Bobby Irons
                      -------------------------------
                      Bobby Irons
                      President
                      Avalon Aluminum


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                    SUPPLEMENT TO MEMORANDUM OF UNDERSTANDING

         This Supplement supplements that certain December 2, 1998 memorandum of understanding between Wise Metals Co., Inc. and Avalon-Borden Companies, Inc. and Avalon Aluminum. The December 2, 1998 memorandum of understanding contemplated a two percent (2%) ownership of Avalon Aluminum by Avalon-Borden (or a $1 million fee) and the payment of an expense reimbursement to Avalon-Borden upon a purchase by Avalon Aluminum of the "Alloys Complex" from Reynolds Metals Company pursuant to an October 28, 1998 Reynolds Metals Company letter of intent.

         Wise has determined that it desires for the purchase to be made by a liminted liability company rather than by Avalon Aluminum and other changes have been negotiated in the October 28, 1998 letter of intent. Accordingly, the purpose of this Supplement is to agree that the expense reimbursement provisions for the benefit of Avalon-Borden and the provisions that afford Avalon-Bordon an between a $1 million fax or a two percent (2%) ownership interest shall remain applicable notwithstanding negotiated departures from the October 28, 1998 letter of interest and regardless of the entry that Wise designates to consummate the purchase such that Avalon-Bordon (unless it elects, instead, to receive the $1 million fee) will be entitled to be a two percent (2%) ownership of the entity that Wise designates to acquire the "Alloys Complex".

         Signed and agreed this December 9th, 1998.

                                        WISE METALS CO., INC.


                                        By: /s/ GEORGE P. STOE
                                            ---------------------------
                                        Title: Executive V.P.
                                               ------------------------


                                        AVALON-BORDEN COMPANIES, INC.


                                        By: /s/ DAS A. BORDEN
                                            ---------------------------
                                        Title: CEO
                                               ------------------------


                                        AVALON ALUMINUM CORPORATION


                                        By: /s/ BOBBY E. IRONS
                                            ---------------------------
                                        Title: President
                                               ------------------------